FIRST AMENDMENT AND ALLONGE TO THAT CERTAIN
              NOTE DATED FEBRUARY 25, 1998 EXECUTED BY
            FOOD FOR HEALTH CO., INC. ("UNDERSIGNED") IN
             FAVOR OF LASALLE NATIONAL BANK ("BANK") IN
        THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000.00 ("NOTE")

     This First Amendment and Allonge to the Note is made and accepted by the Undersigned as of this 18th day of November, 1998. All capitalized terms used herein but not otherwise defined will have the same meanings herein as in the Note.

     Bank and the Undersigned have agreed to amend the Note as herein provided. Accordingly the Note is hereby amended as follows:

     1. The face amount of the Note is hereby amended to read Six Million Five Hundred Eighty Thousand and No/100 Dollars ($6,580,000.00) from Five Million and No/100 Dollars ($5,000,000.00).

     Except as specifically amended hereby, the Note shall remain in full force and effect as issued. An executed original of this First Amendment and Allonge shall be attached to the original Note and will constitute an integral part thereof.


                              FOOD FOR HEALTH CO., INC.

                              By: Jerry Fleming
                                  -------------------------
                              Title: President
                                     ----------------------

Accepted and Agreed to this
18th day of November, 1998.


LASALLE NATIONAL BANK

By: Michael W. Kiss
    -------------------
   Title: Sr. Vice President
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